UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 31, 2010

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(972) 869-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On November 2, 2010, Thomas Group, Inc. issued a press release announcing the results of operations and financial condition of Thomas Group, Inc. for the three and nine months ended September 30, 2010.  A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being expressly incorporated by reference in such filing. The exhibits contain, and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2010, Thomas Group, Inc. (the “Company”) implemented temporary partial furloughs and salary reductions for members of the Company’s management team in order to reduce expenses.  Members of the management team are subject to a flexible work schedule and adjusted compensation based on job requirements, including utilization on client engagements.

Included in the partial furloughs and reduction in work schedule along with proportional reduction in current compensation are the named executive officers of the Company -  Michael McGrath, Executive Chairman, President and Chief Executive Officer; Frank Tilley, Vice President and Chief Financial Officer; and Robin Stacey Vice President–Human Resources.  Effective November 1, 2010, under the current plan, the maximum monthly amount payable to these named officers remains $27,500, $20,000, and $13,333 respectively, their previously existing monthly compensation, but this amount will be reduced proportionally from time to time.

The work schedule of all members of the management team, including the named executives, will be re-evaluated periodically and work schedules and salaries may be adjusted as needed to ensure that necessary functions are performed during this period and to accommodate further changes in business conditions and changes in individual utilization on client engagements.

Effective October 31, 2010, Barbara D. Stinnett, Executive Vice President and Chief Customer Officer – Worldwide Customer Operations resigned to pursue other opportunities more closely aligned with her interests as the Company focuses primarily on sales in the government sector in the near future.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	November 3, 2010	By:	/s/ FRANK TILLEY
Frank W. Tilley,
Chief Financial Officer and Vice President